Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q/A of Collins & Aikman Floorcoverings, Inc. (the “Corporation”) for the quarterly period ended October 26, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer of the Corporation, certifies that:

(1) The	Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ EDGAR M. (MAC) BRIDGER Edgar M. (Mac) Bridger Chief Executive Officer